PHOENIX-EUCLID MARKET NEUTRAL FUND

                        Supplement dated June 30, 2000 to
          Prospectus dated February 28, 2000, as supplemented April 3,
       2000 and to the Statement of Additional Information dated February
                     28, 2000, as supplemented April 3, 2000


     Effective July 1, 2000, Class A Shares, Class B Shares and Class C Shares of the fund are exchangeable for shares of the same class of shares of the Phoenix Funds. Class I Shares of the fund continue to be exchangeable for Class I shares of the funds of Phoenix-Zweig Trust only.

     Accordingly, the first bullet point under the subheading "Exchange Privileges" on page 16 of the prospectus is replaced in its entirety by the following:

     o You may exchange shares of the fund for shares of the same class of shares; e.g., Class A for Class A. Exchange privileges may not be available for all Phoenix Funds, and may be rejected or suspended.

     The last paragraph of that section is deleted. All other information under the heading "Exchange Privileges" in the prospectus remains unchanged.

     The subsections "Systematic Exchange" and "Telephone Exchange" on page 17 of the prospectus are amended to apply to exchanges among the Phoenix Funds and the following sentence is added to the end of each of those subsections:
"Exchange privileges may not be available for all Phoenix Funds, and may be rejected or suspended."

     Additionally, the Statement of Additional Information is amended to expand exchange privileges, combination purchase privileges, letters of intent and rights of accumulation to apply to shares of the Phoenix Funds.

        INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE PROSPECTUS AND
           STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE.



1349/EX (6/00)